STATUTORY RESERVES (Details Narrative) - USD ($)	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Insurance [Abstract]
Statutory reserves description	Appropriation to the statutory reserve should be at least 10% of the after-tax net income until the reserve is equal to 50% of the registered capital.	Such appropriations are required until the statutory reserve reaches 50% of the company’s registered capital.
Statutory reserves	$ 0	$ 0	$ 0